AFL-CIO Housing Investment Trust

Environmental, Social and Governance (ESG) Policy

OVERVIEW/BACKGROUND

About the HIT1:

The AFL-CIO Housing Investment Trust (HIT) is an internally managed core fixed-income, investment grade mutual fund, regulated by the U.S. Securities and Exchange Commission and registered under the Investment Company Act of 1940. The HIT’s objective is to generate competitive risk-adjusted returns versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Benchmark). Important collateral objectives are to create union jobs in the building and construction trades and related industries by requiring the use of 100% union labor in all directly sourced construction-related investments and to increase the supply of housing, including affordable and workforce housing. The HIT focuses its investments in (i) multifamily mortgage securities, including those that directly or indirectly finance multifamily housing and healthcare facility construction, and (ii) mortgage securities backed by multifamily or single family loans (collectively, MBS), primarily those insured or guaranteed against risk of loss of principal by the U.S. government, government sponsored enterprises (GSEs) and highly rated state housing finance agencies.

ESG and Responsible Investment

The HIT is one of the nation's oldest impact investors. It opened its doors in 1984 and succeeded the AFL-CIO Mortgage Investment Trust (MIT), founded in 1964 by labor leaders during the Civil Rights movement to help unions earn a competitive return on pension fund assets and create union jobs and housing. The HIT has been a leader in putting union pension capital to work and, together with the MIT, has a 55+ year track record.

The HIT is a signatory to the United Nations-supported Principles of Responsible Investment (PRI), and reports to the PRI annually on its integration of environmental, social, and governance (ESG) factors into its core investment strategy. Its governing documents are consistent with the six PRI Principles.

ESG CONSIDERATIONS

The social impacts of the HIT’s investments since inception -jobs, housing units and other economic benefits- are substantial and may be viewed on its website. The HIT has well developed governance policies and practices. The HIT does not own real estate or provide equity to housing developers. As an investor, the HIT establishes requirements that its partners must fulfill in order to obtain financing, including the use of 100% union labor, but does not control project construction and operations. The HIT’s portfolio excludes corporate bonds.

Consistent with its governing documents, the HIT incorporates the following ESG and responsible investment principles in its financing decisions:

Social

●	Requiring the use of 100% union labor for all on-site construction work, contributing to the creation of millions of hours of union work that provide family-supporting wages, healthcare and pension benefits.

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1 The HIT’s website at www.aflcio-hit.com includes links to its governing documents, annual and semiannual reports, project descriptions, impacts (including how these are measured), and other important information.

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●	Supporting the creation of career path opportunities through union-sponsored pre-apprenticeship and apprenticeship programs with a high percentage of minority and women participants, opening doors to economic equity and stability.
●	Investing in the creation of housing, including affordable and workforce housing.
●	Creating broader economic benefits including higher total wages and benefits, increased local, state and federal tax revenues.
●	Investing in targeted geographic initiatives that may advance development in underserved urban areas across the U.S.
●	Establishing a New Markets Tax Credits subsidiary that is designed to assist in directing capital to projects in severely distressed neighborhoods, providing community benefits including affordable housing, accessible healthcare, early childhood education, and worker training.

Governance

●	Regularly disclosing performance and impact information to investors and the public.
●	Engaging its Board of Trustees (comprised of union, finance and housing industry experts and former government officials) in oversight, policy and investment program development.
●	Utilizing specialized internal committees, independent third parties and its Board in oversight of pricing, audit, valuation, investment industry, compliance, information technology, and cyber and physical security matters.
●	Maintaining policies and practices to ensure and retain a diverse workforce with varied experiences and perspectives to add value to its decision making and management processes.
●	Evolving its suite of policies and practices as needed to support operational efficiencies, meet ethics and compliance standards and protect investor interests.
●	Contributing collaboratively and engaging in stewardship with partners, policymakers, regulators and other stakeholders to support the use of union labor and increase the supply of housing, especially affordable and workforce housing.

Environmental

●	Including in the financing of its directly sourced new construction, substantial rehabilitation and adaptive reuse projects those that incorporate green features in design, construction, operations and maintenance and/or are located in transit-oriented neighborhoods with high walkability.
●	Encouraging the use in HIT-funded projects of financial incentives and certifications offered by HUD, the GSEs and other capital sources for green building features, e.g., Fannie Mae’s green building certifications that have energy and/or water saving requirements.
●	Including in its portfolio pooled MBS investments, including those identified as “Green MBS”.

The HIT regularly reviews the effectiveness of its ESG policies and activities and is prepared to adjust them as appropriate from time to time to serve its objectives and its investors.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

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